Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of BioSpecifics Technology Corp. (the “Company”) on Form 10-Q for the quarter ended September 30, 2019, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, J. Kevin Buchi, Chief Executive Officer and Principal Executive Officer of the Company, and Pat Caldwell, Principal Financial Officer of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, based on each of our knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	November 12, 2019

/s/ J. Kevin Buchi
J. Kevin Buchi
Chief Executive Officer and Principal Executive Officer

/s/ Pat Caldwell
Pat Caldwell
Principal Financial Officer